 LVIP Turner Mid-Cap Growth Fund(Standard and Service Class)
Summary ProspectusMay 1, 2011
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2011, are incorporated by reference into this Summary Prospectus.
Investment Objective The investment objective of the LVIP Turner Mid-Cap Growth Fund is to seek capital appreciation. Fees and ExpensesThis table describes the fees and expenses that you may pay if you buy and hold shares of the fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.88%	0.88%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.18%	0.18%
Total Annual Fund Operating Expenses	1.06%	1.31%
Less Fee Waiver[1]	(0.08%)	(0.08%)
Net Expenses (After Fee Waiver)	0.98%	1.23%
[1]	Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% on the first $25 million of average daily net assets of the fund and 0.05% on the next $50 million of average daily net assets. The agreement will continue at least through April 30, 2012.

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ExampleThis example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund’s shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example reflects the net operating expenses with fee waiver for the one year contractual period and the total operating expenses without fee waiver for the years two through ten. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$100	$329	$577	$1,287
Service Class	$125	$407	$711	$1,572
Portfolio TurnoverThe fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 103% of the average value of its portfolio. Principal Investment Strategies Under normal circumstances, at least 80% of the fund’s assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell Midcap® Growth Index. While the fund primarily focuses on U.S. companies, the fund may also invest up to 15% of its total assets in foreign equity securities. The market capitalization range of the Russell Midcap® Growth Index was $1.2 billion to $21.5 billion as of December 31, 2010. The fund pursues its objective by investing mainly in common stocks and other equity securities of midsize companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the fund acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The fund attempts to invest in companies that are diversified across economic sectors. In pursuing its objective, the fund may engage in active trading. The sub-adviser utilizes an investment selection process that involves the use of security screening, fundamental analysis and technical analysis.Stocks that rate favorably according to these three tools may be purchased. Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale. Principal Risks All mutual funds carry a certain amount of risk. Accordingly, loss of money is a risk of investing in the fund. Here are specific principal risks of investing in the fund:
  Market Risk: Prices of securities held by the fund may fall. As a result, your investment may decline in value and you could lose money.
  Growth Stocks Risks: The growth style may, over time, go in and out of favor. At times when the growth investing style is out of favor, the fund may underperform other equity funds that use different investment styles.
  Medium-Cap Companies Risk: Investments in medium-cap companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. Medium-cap company stocks generally trade less frequently and in lower volumes, and the fund may experience difficulty closing out positions at prevailing market prices.
  Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of the fund’s foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions. Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
  Active Trading Risk: Active trading (“high portfolio turnover”) generally results in correspondingly greater expenses to the fund. High portfolio turnover can on some occasions result in significant tax consequences to investors.
  Fund of Funds Risk: The fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance their underlying holdings. This could result in large inflows into the fund or large redemptions from the fund, which may increase transaction costs or portfolio turnover for the fund.

2	LVIP Turner Mid-Cap Growth Fund

Fund PerformanceThe following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows: (a) changes in the performance of the fund’s Standard Class from year to year; and (b) how the average annual returns of the fund’s one year, five year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.
During the periods shown in the above chart, the fund’s highest return for a quarter occurred in the third quarter of 2009 at: 23.63%. The fund’s lowest return for a quarter occurred in the fourth quarter of 2008 at: (29.22%).
	Average Annual Total Returns For periods ended 12/31/10
	1 year	5 years	Life of class
LVIP Turner Mid-Cap Growth Fund – Standard Class	27.25%	4.96%	3.58%*
Russell Midcap® Growth Index	26.38%	4.88%	3.12%*
LVIP Turner Mid-Cap Growth Fund – Service Class	26.94%	N/A	2.56%**
Russell Midcap® Growth Index	26.38%	N/A	1.52%**
*Since May 1, 2001**Since April 30, 2007Investment Adviser and Sub-AdviserInvestment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: Turner Investment Partners, Inc.
Portfolio Manager(s)	Company Title	Experience w/Fund
Christopher McHugh	Vice Chairman	Since May 2001
Tax InformationThe fund intends to make distributions to shareholders that may be taxed as ordinary income or capital gains. Since all the shares of the fund sold through variable annuity contracts or variable life insurance contracts (variable contracts) are owned directly or indirectly by Lincoln Life, LNY and other unaffiliated insurance companies, this prospectus does not discuss the federal income tax consequence at the contract owner level. For information concerning the federal income tax consequences to owners of variable contracts, see the prospectus for the variable contracts.Payments to Insurance Companies, Broker-Dealers and other Financial Intermediaries Shares of the fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the fund (such as the fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the fund and related services. These payments may create a conflict of interest and may influence the insurance company to include a fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments.

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